UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2015

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA		01720
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

2015 Employee Stock Purchase Plan

On July 15, 2015, the stockholders of SeaChange approved the SeaChange 2015 Employee Stock Purchase Plan (the “2015 Plan”). By approving the 2015 Plan, the stockholders approved 1,150,000 shares of SeaChange’s common stock as the number of shares authorized for issuance under the 2015 Plan.

All employees of SeaChange or any of its participating subsidiaries whose customary employment is more than twenty (20) hours per week are eligible to participate in the 2015 Plan. Employees who own (or are deemed to own through attribution) five percent (5%) or more of the combined voting power or value of all classes of SeaChange stock or the stock of one of SeaChange’s subsidiaries are not allowed to participate in the 2015 Plan.

Employees will enroll under the 2015 Plan by completing a payroll deduction authorization form permitting the deduction of at least one percent (1%) but not more than fifteen percent (15%) from their compensation. However, in no case may a participant subscribe for more than 2,500 shares of common stock during any offering period or $25,000 of fair market value of common stock during any calendar year.

Under the 2015 Plan, participants will be offered the option to purchase shares of SeaChange common stock at a discount on the exercise date for each offering period. Offering periods under the 2015 Plan typically commence on October 1 and April 1 and end on March 31 and September 30, respectively, with this last trading day being the exercise date for the offering period. The first offering period under the 2015 Plan will commence October 1, 2015.

The option purchase price will be eighty-five percent (85%) of the average market price of SeaChange’s common stock on the exercise date as reported on Nasdaq, but no less than par value.

SeaChange’s Compensation Committee, as the Board committee administering the 2015 Plan, will have the sole and absolute discretion to impose a minimum holding period on stock purchased under the 2015 Plan, during which each participant’s right to transfer or otherwise dispose of such shares will be restricted for the specified period of time. The minimum holding period may not exceed twelve months, and the current minimum holding period is twelve months. The minimum holding period shall be waived if a participant’s employment is terminated without cause or due to death or disability of the participant. The Compensation Committee may waive the minimum holding period on a case-by-case basis if the Compensation Committee determines that a participant has suffered financial hardship.

For a description of the material features of the 2015 Plan, please refer to SeaChange’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting of the Stockholders held on July 15, 2015, a copy of which was filed with the Securities and Exchange Commission on May 22, 2015 (File No. 000-21393) and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2015 Employee Stock Purchase Plan

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02(e).

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the stockholders of SeaChange was held on July 15, 2015, at which the stockholders voted on the following matters:

1.	The election of three (3) members (Jay Samit, Carmine Vona and Royce E. Wilson) to SeaChange’s Board of Directors, each to serve for a three-year term as a Class I Director;

2.	The approval of SeaChange’s 2015 Employee Stock Purchase Plan;

3.	The approval of the compensation of SeaChange’s named executive officers through an advisory vote;

4.	The ratification of the appointment of Grant Thornton LLP, SeaChange’s independent registered public accounting firm.

Voting results were as follows:

	Votes For	Votes Against	Abstained	Broker Non-votes
Election of Jay Samit:	25,017,694	663,048	135,283	3,589,036
Election of Carmine Vona:	25,005,328	715,885	94,812	3,589,036
Election of Royce E. Wilson:	24,570,868	1,150,294	94,863	3,589,036

	Votes For	Votes Against	Abstained	Broker Non-votes
Adoption of the SeaChange 2015 Employee Stock Purchase Plan:	25,502,761	186,333	126,931	3,589,036

	Votes For	Votes Against	Abstained	Broker Non-votes
Advisory vote on the compensation of named executive officers:	19,368,717	6,407,248	40,060	3,589,036

	Votes For	Votes Against	Abstained
Ratification of appointment of independent registered public accounting firm:	29,088,425	315,612	1,024

Item 7.01	Regulation FD Disclosure.

On July 15, 2015, subsequent to conclusion of SeaChange’s 2015 Annual Meeting of Stockholders, Thomas F. Olson resigned as Chairman of the Board of Directors, and Steven Craddock was elected Chairman of the Board of Directors. Mr. Olson continues as a member of the Board of Directors and as a member of the Compensation Committee and of the Corporate Governance and Nominating Committee of the Board of Directors, and Mr. Craddock also continues as Chairman of the Compensation Committee and as a member of the Audit Committee of the Board of Directors.

Attached as Exhibit 99.1, and incorporated by reference, is a copy of the press release issued by SeaChange dated July 17, 2015, announcing the election of Mr. Craddock as Chairman and also announcing the resignation of Shiva Patibanda, SeaChange’s Chief Technology Officer and General Manager of In-Home products.

The information contained in this Item 7.01 and Exhibit 99.1 attached and incorporated herein by reference is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This information shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by SeaChange, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are furnished as part of this report:

Exhibit No.	Description

99.1	Press Release, dated as of July 17, 2015, by SeaChange International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Anthony Dias
Anthony Dias
Chief Financial Officer, Senior Vice President, Finance and Administration and Treasurer

Dated: July 17, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated as of July 17, 2015, by SeaChange International, Inc.